                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated July 1, 1998, (98-6), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 16, 1998 to December 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of December, 1998.

                                       GREEN TREE FINANCIAL CORP.




                                       BY: /s/Phyllis A. Knight
                                           --------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.64875%, 5.91%, 5.93%,
                        5.98%, 6.06%, 6.27%, 6.45%, 6.66%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                CLASS A1, A2, A3, A4, A5, A6, A7, A8 CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98

                         CUSIP NO.#393505-J37, J45, J52, J60, J78, J86, J94, K27
                                                       TRUST ACCOUNT  #3336743-0
                                                       REMITTANCE DATE  01/04/99

                                                                                    Total $           Per $1,000
                                                                                    Amount             Original
                                                                                ---------------    -----------------
CLASS A CERTIFICATES
--------------------------------------
(1a) Amount available( including Monthly Servicing Fee)                           11,312,757.02
                                                                                ---------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn for prior Remittance Date                        0.00
                                                                                ---------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                              11,312,757.02
                                                                                ---------------

 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                     0.00
                                                                                ---------------

A.   Interest
     (2)  Aggregate interest
         a. Class A-1 Remittance Rate (5.64875%)                                       5.64875%
                                                                                ---------------
         b. Class A-1 Interest                                                        70,849.76           2.02427886
                                                                                ---------------    -----------------

         c. Class A-2 Remittance Rate (5.99%)                                             5.91%
                                                                                ---------------
         d. Class A-2 Interest                                                       482,650.00           4.92500000
                                                                                ---------------    -----------------

         e. Class A-3 Remittance Rate (5.93%)                                             5.93%
                                                                                ---------------
         f. Class A-3 Interest                                                       247,083.33           4.94166660
                                                                                ---------------    -----------------

         g. Class A-4 Remittance Rate (5.98%)                                             5.98%
                                                                                ---------------
         h. Class A-4 Interest                                                       514,280.00           4.98333333
                                                                                ---------------    -----------------

         i. Class A-5 Remittance Rate (6.06%)                                             6.06%
                                                                                ---------------
         j. Class A-5 Interest                                                       545,905.00           5.05000000
                                                                                ---------------    -----------------

         k. Class A-6 Remittance Rate 6.27%, (unless
            the Weighted Average Contract Rate is
            less than 6.27%)                                                              6.27%
                                                                                ---------------
         l. Class A-6 Interest                                                       382,470.00           5.22500000
                                                                                ---------------    -----------------

         m. Class A-7 Remittance Rate 6.45%, (unless
            the Weighted Average Contract Rate is
            less than 6.45%)                                                              6.45%
                                                                                ---------------
         n. Class A-7 Interest                                                       509,012.50           5.37500000
                                                                                ---------------    -----------------

                                                                                          6.66%
                                                                                ---------------
         p. Class A-8 Interest                                                       631,590.00           5.55000000
                                                                                ---------------    -----------------

     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                              0.00                    0
                                                                                ---------------    -----------------

     (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                              0.00                    0
                                                                                ---------------    -----------------

B.   Principal
     (5) Formula Principal Distribution  Amount                                    5,176,654.18                  N/A
                                                                                ---------------    -----------------
         a. Scheduled Principal                                                    1,001,988.44                  N/A
                                                                                ---------------    -----------------
         b. Principal Prepayments                                                  3,876,327.95                  N/A
                                                                                ---------------    -----------------
         c. Liquidated Contracts                                                           0.00                  N/A
                                                                                ---------------    -----------------
         d. Repurchases                                                                    0.00                  N/A
                                                                                ---------------    -----------------
         e. Current Month Advanced Principal                                       1,982,012.54                  N/A
                                                                                ---------------    -----------------
         f. Prior Month Advanced Principal                                        (1,683,674.75)                 N/A
                                                                                ---------------    -----------------

     (6) Pool Scheduled Principal Balance                                        775,085,711.23
                                                                                ---------------
    (6b) Adjusted Pool Principal Balance                                         773,103,698.69         966.37964465
                                                                                ---------------    -----------------
    (6c) Pool Factor                                                                 0.96637964
                                                                                ---------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.64875%, 5.91%, 5.93%,
                        5.98%, 6.06%, 6.27%, 6.45%, 6.66%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                CLASS A1, A2, A3, A4, A5, A6, A7, A8 CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
                                     PAGE 2

                         CUSIP NO.#393505-J37, J45, J52, J60, J78, J86, J94, K27
                                                       TRUST ACCOUNT  #3336743-0
                                                       REMITTANCE DATE  01/04/99

    (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                           0.00
                                                                                ---------------

    (8) Class A Percentage for such Remittance Date                                      93.32%
                                                                                ---------------

    (9) Class A Percentage for the following Remittance Date                             93.27%
                                                                                ---------------

    (10) Class A Principal Distribution:
         a. Class A-1                                                              5,176,654.18         147.90440514
                                                                                ---------------    -----------------
         b. Class A-2                                                                      0.00           0.00000000
                                                                                ---------------    -----------------
         c. Class A-3                                                                      0.00           0.00000000
                                                                                ---------------    -----------------
         d. Class A-4                                                                      0.00           0.00000000
                                                                                ---------------    -----------------
         e. Class A-5                                                                      0.00           0.00000000
                                                                                ---------------    -----------------
         g. Class A-6                                                                      0.00           0.00000000
                                                                                ---------------    -----------------
         h. Class A-7                                                                      0.00           0.00000000
                                                                                ---------------    -----------------
         i. Class A-8                                                                      0.00           0.00000000
                                                                                ---------------    -----------------


     (11) Class A-1 Principal Balance                                              8,103,698.69         231.53424829
                                                                                ---------------    -----------------
    (11a) Class A-1 Pool Factor                                                      0.23153425
                                                                                ---------------

     (12) Class A-2 Principal Balance                                             98,000,000.00         1000.0000000
                                                                                ---------------    -----------------
    (12a) Class A-2 Pool Factor                                                      1.00000000
                                                                                ---------------

     (13) Class A-3 Principal Balance                                             50,000,000.00         1000.0000000
                                                                                ---------------    -----------------
    (13a) Class A-3 Pool Factor                                                      1.00000000
                                                                                ---------------

     (14) Class A-4 Principal Balance                                            103,200,000.00         1000.0000000
                                                                                ---------------    -----------------
    (14a) Class A-4 Pool Factor                                                      1.00000000
                                                                                ---------------

     (15) Class A-5 Principal Balance                                            108,100,000.00         1000.0000000
                                                                                ---------------    -----------------
    (15a) Class A-5 Pool Factor                                                      1.00000000
                                                                                ---------------

     (16) Class A-6 Principal Balance                                             73,200,000.00         1000.0000000
                                                                                ---------------    -----------------
    (16a) Class A-6 Pool Factor                                                      1.00000000
                                                                                ---------------

     (17) Class A-7 Principal Balance                                             94,700,000.00         1000.0000000
                                                                                ---------------    -----------------
    (17a) Class A-7 Pool Factor                                                      1.00000000
                                                                                ---------------

     (18) Class A-8 Principal Balance                                            113,800,000.00         1000.0000000
                                                                                ---------------    -----------------
    (18a) Class A-8 Pool Factor                                                      1.00000000
                                                                                ---------------

     (19) Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                                        0.00
                                                                                ---------------

C.   Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date

         (20) 31-59 days                                                           4,779,457.25                  144
                                                                                ---------------    -----------------

         (21) 60 days or more                                                      4,087,861.08                  111
                                                                                ---------------    -----------------

         (22) Current Month Repossessions                                            476,190.35                   16
                                                                                ---------------    -----------------

         (23) Repossession Inventory                                                 583,527.53                   19
                                                                                ---------------    -----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.64875%, 5.91%, 5.93%,
                        5.98%, 6.06%, 6.27%, 6.45%, 6.66%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                CLASS A1, A2, A3, A4, A5, A6, A7, A8 CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
                                     PAGE 3

                         CUSIP NO.#393505-J37, J45, J52, J60, J78, J86, J94, K27
                                                       TRUST ACCOUNT  #3336743-0
                                                       REMITTANCE DATE  01/04/99

Class M-1 Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in July 2002.)

(24) Average Sixty - Day Delinquency Ratio Test

     (a) Sixty - Day Delinquency Ratio for current Remittance Date                         0.60 %
                                                                                ---------------

     (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
         may not exceed 4.0%)                                                              0.34 %
                                                                                ---------------

(25) Average Thirty - Day Delinquency Ratio  Test

     (a) Thirty - Day Delinquency Ratio for current Remittance Date                        1.22 %
                                                                                ---------------

     (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
         may not exceed 6.0%)                                                              0.83 %
                                                                                ---------------

(26) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for  current Remittance Date
         (as a percentage of Cut-off Date Pool Principal Balance;
         may not exceed 5.5% from August 1, 2001 to July 31, 2002;
         6.5% from August 1 2002 to July 31, 2003; 8.5% from August 1,
         2003, to July 31, 2004 and 9.5% thereafter)                                       0.00
                                                                                ---------------

(27) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date                               0.00
                                                                                ---------------

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
         preceding Remittance and for current Remittance Date;
         may not exceed 2.5%)                                                           0.00 %
                                                                                ---------------

(28) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B Principal Balance
         (before distributions on current Remittance Date)  divided by
         Pool Scheduled Principal Balance as of preceding Remittance Date
         is greater than 23.25%                                                         13.88 %
                                                                                ---------------

(29) Class M-2 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B Principal Balance
         (before distributions on current Remittance Date)  divided by
         Pool Scheduled Principal Balance as of preceding Remittance Date
         is greater than 12.75%                                                            8.74 %
                                                                                ---------------

(30) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions on current
         Remittance Date) as of such Remittance date is greater than
         $16,000,000.00                                                           52,000,000.00
                                                                                ---------------

     (b) Class B Principal Balance (before distributions on current
         Remittance Date) divided by pool Scheduled Principal Balance
         as of preceding Remittance Date is equal to or greater than 9.75%.               6.68%
                                                                                ---------------

                        GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.63%, 6.80%, 7.14%, 7.92%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
                                     PAGE 4
                                                 CUSIP NO. #393505-K35, K43, K50
                                                       TRUST ACCOUNT  #3336743-0
                                                       REMITTANCE DATE  01/04/99

                                                                                    Total $           Per $1,000
                                                                                    Amount             Original
                                                                                ---------------    -----------------
CLASS M-1 CERTIFICATES
--------------------------------------
(31) Amount available( including Monthly Servicing Fee)                            2,752,262.25
                                                                                ---------------
A.   Interest
     (32)  Aggregate interest

         (a) Class M-1 Remittance Rate 6.63%, unless the
         Weighted Average Contract Rate is less than 6.63%)                               6.63%
                                                                                ---------------

         (b) Class M-1 Interest                                                      309,400.00           5.52500000
                                                                                ---------------    -----------------

         (c) Interest on Class M-1 Adjusted Principal Balance                              0.00
                                                                                ---------------

     (33)  Amount applied to Class M-1 Interest Deficiency Amount                          0.00
                                                                                ---------------

     (34)  Remaining unpaid Class M-1 Interest Deficiency Amount                           0.00
                                                                                ---------------

     (35)  Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                            0.00                    0
                                                                                ---------------    -----------------

     (36)  Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                            0.00                    0
                                                                                ---------------    -----------------

B.   Principal
     (37)  Formula Principal Distribution Amount                                           0.00                  N/A
                                                                                ---------------    -----------------
         a. Scheduled Principal                                                            0.00                  N/A
                                                                                ---------------    -----------------
         b. Principal Prepayments                                                          0.00                  N/A
                                                                                ---------------    -----------------
         c. Liquidated Contracts                                                           0.00                  N/A
                                                                                ---------------    -----------------
         d. Repurchases                                                                    0.00                  N/A
                                                                                ---------------    -----------------

    (38)  Class M-1 Principal Balance                                             56,000,000.00        1000.00000000
                                                                                ---------------    -----------------
   (38a)  Class M-1 Pool Factor                                                      1.00000000
                                                                                ---------------

    (39)  Class M-1 Percentage for such Remittance Date                                   0.00%
                                                                                ---------------

    (40)  Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                            0.00           0.00000000
                                                                                ---------------    -----------------
                b. Unpaid Class M-1 Principal Shortfall
                    (if any) following prior Remittance Date                               0.00
                                                                                ---------------

    (41)  Unpaid Class M-1 Principal Shortfall
              (if any) following current Remittance Date                                   0.00
                                                                                ---------------

    (42)  Class M-1 Percentage for the following Remittance Date                           0.00
                                                                                ---------------

    (43)  Class M-1 Liquidation Loss Interest
         (a) Class M-1 Liquidation Loss Amount                                             0.00
                                                                                ---------------

         (b) Amount applied to Class M-1
                Liquidation Loss Interest Amount                                           0.00
                                                                                ---------------

         (c) Remaining Class M-1 Liquidation Loss
                Interest Amount                                                            0.00
                                                                                ---------------

         (d) Amount applied to Unpaid Class M-1
                Loss Interest Shortfall                                                    0.00
                                                                                ---------------

         (e) Remaining Unpaid Class M-1
                Liquidation Loss Interest Shortfalls                                       0.00
                                                                                ---------------

     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.63%, 6.80%, 7.14%, 7.92%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                              CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
                                     PAGE 5
                                                 CUSIP NO. #393505-K35, K43, K50
                                                       TRUST ACCOUNT  #3336743-0
                                                       REMITTANCE DATE  01/04/99

                                                                                    Total $           Per $1,000
                                                                                    Amount             Original
                                                                                ---------------    -----------------
CLASS M-2 CERTIFICATES
--------------------------------------
(44) Amount available( including Monthly Servicing Fee)                            2,442,862.25
                                                                                ---------------
A.   Interest
     (45)  Aggregate interest

         (a) Class M-2 Remittance Rate 6.80%, unless the
         Weighted Average Contract Rate is less than 6.80%)                               6.80%
                                                                                ---------------

         (b) Class M-2 Interest                                                       90,666.67           5.66666688
                                                                                ---------------    -----------------

         (c) Interest on Class M-2 Adjusted Principal Balance                              0.00
                                                                                ---------------

     (46)  Amount applied to Class M-2 Interest Deficiency Amount                          0.00
                                                                                ---------------

     (47)  Remaining unpaid Class M-2 Interest Deficiency Amount                           0.00
                                                                                ---------------

     (48)  Amount applied to:
         a. Unpaid Class M-2 Interest Shortfall                                            0.00                    0
                                                                                ---------------    -----------------

     (49)  Remaining:
         a. Unpaid Class M-2 Interest Shortfall                                            0.00                   0
                                                                                ---------------    -----------------

B.   Principal
    (50) Formula Principal Distribution Amount                                             0.00                  N/A
                                                                                ---------------    -----------------
         a. Scheduled Principal                                                            0.00                  N/A
                                                                                ---------------    -----------------
         b. Principal Prepayments                                                          0.00                  N/A
                                                                                ---------------    -----------------
         c. Liquidated Contracts                                                           0.00                  N/A
                                                                                ---------------    -----------------
         d. Repurchases                                                                    0.00                  N/A
                                                                                ---------------    -----------------

    (51) Class M-2 Principal Balance                                              16,000,000.00        1000.00000000
                                                                                ---------------    -----------------
   (51a) Class M-2 Pool Factor                                                       1.00000000
                                                                                ---------------

    (52) Class M-2 Percentage for such Remittance Date                                    0.00%
                                                                                ---------------

    (53) Class M-2 Principal Distribution:
         a. Class M-2 (current)                                                            0.00           0.00000000
                                                                                ---------------    -----------------
                b. Unpaid Class M-2 Principal Shortfall
                    (if any) following prior Remittance Date                               0.00
                                                                                ---------------

    (54) Unpaid Class M-2 Principal Shortfall
              (if any) following current Remittance Date                                   0.00
                                                                                ---------------

    (55) Class M-2 Percentage for the following Remittance Date                           0.00%
                                                                                ---------------

    (56) Class M-2 Liquidation Loss Interest
         (a) Class M-2 Liquidation Loss Amount                                             0.00
                                                                                ---------------

         (b) Amount applied to Class M-2
                Liquidation Loss Interest Amount                                           0.00
                                                                                ---------------

         (c) Remaining Class M-2 Liquidation Loss
                Interest Amount                                                            0.00
                                                                                ---------------

         (d) Amount applied to Unpaid Class M-2
                Loss Interest Shortfall                                                    0.00
                                                                                ---------------

         (e) Remaining Unpaid Class M-2
                Liquidation Loss Interest Shortfalls                                       0.00
                                                                                ---------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.63%, 6.80%, 7.14%, 7.92%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98

                                                 CUSIP NO. #393505-K35, K43, K50
                                                       REMITTANCE DATE  01/04/99

CLASS B1 CERTIFICATES
--------------------------------------
                                                                                    Total $           Per $1,000
                                                                                     Amount            Original
                                                                                ---------------    -----------------
(1) Amount Available less the Class A
    Distribution Amount and Class M-1 Distribution
    Amount (including Monthly Servicing Fee)                                       2,352,195.58
                                                                                ---------------

(3) Class B-1 Remittance Rate (7.14%
    unless Weighted Average Contract Rate
    is below 7.14%)                                                                       7.14%
                                                                                ---------------

(3) Aggregate Class B1 Interest                                                      142,800.00           5.95000000
                                                                                ---------------    -----------------

(4) Amount applied to Unpaid
    Class B1 Interest Shortfall                                                            0.00                 0.00
                                                                                ---------------    -----------------

(5) Remaining Unpaid Class B1
    Interest Shortfall                                                                     0.00                 0.00
                                                                                ---------------    -----------------

(6) Amount applied to Class B-1
    Interest Deficiency Amount                                                             0.00
                                                                                ---------------

(7) Remaining Unpaid Class B-1
    Interest Deficiency Amount                                                             0.00
                                                                                ---------------

(8) Unpaid Class B-1 Principal Shortfall
    (if any) following prior Remittance Date                                               0.00
                                                                                ---------------

(8a) Class B Percentage for such Remittance Date                                           0.00
                                                                                ---------------

(9) Current Principal (Class B Percentage of Formula Principal
    Distribution Amount)                                                                   0.00           0.00000000
                                                                                ---------------    -----------------

(10a) Class B1 Principal Shortfall                                                         0.00
                                                                                ---------------

(10b) Unpaid Class B1 Principal Shortfall                                                  0.00
                                                                                ---------------

(11) Class B Principal Balance                                                    52,000,000.00
                                                                                ---------------

(12) Class B1 Principal Balance                                                   24,000,000.00
                                                                                ---------------
(12a) Class B1 Pool Factor                                                           1.00000000
                                                                                ---------------

(13) Class B-1 Liquidation Loss Interest
     (a) Class B-1 Liquidation Loss Amount                                                 0.00
                                                                                ---------------

     (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                      0.00
                                                                                ---------------

     (c) Remaining Class B-1 Liquidation Loss Interest Amount                              0.00
                                                                                ---------------

     (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall            0.00
                                                                                ---------------

     (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                    0.00
                                                                                ---------------

                        GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.63%, 6.80%, 7.14%, 7.92%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-6
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Dec-98
                                     PAGE 2

                                                 CUSIP NO. #393505-K35, K43, K50
                                                        REMITTANCE DATE 01/04/99

                                                                                   Total $             Per $1,000
CLASS B2 CERTIFICATES                                                               Amount              Original
--------------------------------------                                          ---------------    -----------------
         (14)  Remaining Amount Available                                          2,209,395.58
                                                                                ---------------

         (15)  Class B-2 Remittance Rate ( 7.92%
               unless Weighted Average Contract
               Rate is less than 7.92%)                                                   7.92%
                                                                                ---------------

         (16)  Aggregate Class B2 Interest                                           184,800.00           6.60000000
                                                                                ---------------    -----------------

         (17)  Amount applied to Unpaid
               Class B2 Interest Shortfall                                                 0.00                 0.00
                                                                                ---------------    -----------------

         (18)  Remaining Unpaid Class B2
               Interest Shortfall                                                          0.00                 0.00
                                                                                ---------------    -----------------

         (19)  Unpaid Class B2 Principal Shortfall
               (if any) following prior Remittance Date                                    0.00
                                                                                ---------------

         (20)  Class B2 Principal Liquidation Loss Amount                                  0.00
                                                                                ---------------

         (21)  Class B2 Principal (zero until class B1
               paid down: thereafter, Class B Percentage
               of formula Principal Distribution Amount)                                   0.00           0.00000000
                                                                                ---------------    -----------------

         (22)  Guarantee Payment                                                           0.00
                                                                                ---------------

         (23)  Class B2 Principal Balance                                         28,000,000.00
                                                                                ---------------
         (23a) Class B2 Pool Factor                                                  1.00000000
                                                                                ---------------

         (24)  Monthly Servicing Fee (deducted from
               Certificate Account balance to arrive at
               Amount Available if the Company or Green Tree
               Financial Servicing Corporation is not the Servicer;
               deducted from funds remaining after payment of Class A
               Distribution Amount, Class M-1 Distribution Amount,
               Class B-1 Distribution Amount and Class B-2  Distribution
               Amount, if the Company or Green Tree Financial Servicing Corp.        324,985.01
               is the Servicer)                                                 ---------------

         (25)  Class B-3I Guarantee Fee                                            1,699,610.57
                                                                                ---------------

         (26)  Class B-3I Distribution Amount                                              0.00
                                                                                ---------------
         (27)  Class B-3I Formula Distribution Amount (all Excess
               Interest plus Unpaid Class B-3I Shortfall)                                  0.00
                                                                                ---------------

         (28)  Class B-3I Distribution Amount (remaining Amount Available)                 0.00
                                                                                ---------------

         (29)  Class B-3I Shortfall (26-27)                                                0.00
                                                                                ---------------

         (30)  Unpaid Class B-3I Shortfall                                                 0.00
                                                                                ---------------

         (31)  Class M-1 Interest Deficiency on such Remittance Date                       0.00
                                                                                ---------------

         (32)  Class B-1 Interest Deficiency on such Remittance Date                       0.00
                                                                                ---------------

         (33)  Repossessed Contracts                                                 476,190.35
                                                                                ---------------
         (34)  Repossessed Contracts Remaining in Inventory                          583,527.53
                                                                                ---------------

         (35)  Weighted Average Contract Rate                                           9.55635
                                                                                ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.